COLUMBIA FUNDS SERIES TRUST I

Columbia Value and Restructuring Fund

(the “Fund”)

Supplement dated April 27, 2012 to the

Fund’s prospectuses dated August 1, 2011, as supplemented

(Replaces the supplement dated February 2, 2012)

I.

Portfolio Manager Change. Effective April 27, 2012, David J. Williams, a co-manager of the Fund, will retire from Columbia Management Investment Advisers, LLC, the Fund’s investment adviser. Guy W. Pope and J. Nicholas Smith will continue managing the Fund, with Mr. Pope becoming the lead manager for the Fund. Accordingly, the prospectuses for the Fund are modified, effective April 27, 2012, to remove Mr. Williams and to refer to Mr. Pope as lead manager.

II.	Principal Investment Strategies

1.

Effective April 27, 2012, the first paragraph of the section of each prospectus for the Fund entitled “Principal Investment Strategies” is deleted in its entirety and replaced with the following disclosure:

Under normal circumstances, the Fund invests at least 80% of its net assets in common stocks that Columbia Management Investment Advisers, LLC, the Fund’s investment adviser (the Adviser), believes are undervalued and have the potential for long-term appreciation. In addition, under normal circumstances, the Fund invests at least 65% of its assets in common stocks of companies the Adviser believes will benefit from various types of restructuring efforts or industry consolidation. The Fund may invest in companies that have market capitalizations of any size.

2.	Effective February 2, 2012, the fourth paragraph under the section of each prospectus for the Fund entitled “Principal Investment Strategies” is modified by adding the following factors:

•

the financial condition and management of a company, including its competitive position, the quality of its balance sheet and earnings, its future prospects, and the potential for growth and stock price appreciation.

•	overall economic and market conditions.

Shareholders should retain this Supplement for future reference.

C-1201-2 A (4/12)